                        DEVELOPMENT MANAGEMENT AGREEMENT


                                 BY AND BETWEEN


                     Behringer Harvard NORTHWEST HIGHWAY LP,
                           a Texas limited partnership


                                    ("OWNER")


                                       AND


                             MHC HOMEAMERICA, INC.,
                               a Texas corporation

                                  ("DEVELOPER")






                                 March __, 2005

                                TABLE OF CONTENTS
                                -----------------

                                                                        Page No.
                                                                        --------

ARTICLE 1....................................................................4
   Section 1.1       APPOINTMENT.............................................4
   Section 1.2       DESCRIPTION OF PROJECT..................................4
   Section 1.3       COMMENCEMENT OF CONSTRUCTION............................4
   Section 1.4       TERM....................................................4
   Section 1.5       INDEPENDENT CONTRACTOR..................................4
ARTICLE 2....................................................................4
   Section 2.1       APPOINTMENT OF DEVELOPER AS DEVELOPER...................4
   Section 2.2       ACCEPTANCE BY DEVELOPER.................................4
   Section 2.3       PRE-CONSTRUCTION DUTIES.................................4
   Section 2.4       OTHER SERVICES..........................................6
   Section 2.5       CONSTRUCTION............................................7
   Section 2.6       PROJECT ADMINISTRATION..................................7
   Section 2.7       LIMITATION ON EXPENDITURES..............................9
   Section 2.8       DEEMED APPROVAL BY OWNER................................9
   Section 2.9       EMPLOYEES...............................................9
   Section 2.10      FUNDS FOR CONSTRUCTION..................................9
   Section 2.11      OWNERSHIP OF INFORMATION AND MATERIALS..................9
   Section 2.12      COMPLETION.............................................10
ARTICLE 3...................................................................11
   Section 3.1       DEVELOPMENT FEE........................................11
   Section 3.2       NO OTHER COMPENSATION..................................11
ARTICLE 4...................................................................11
   Section 4.1       INSURANCE REQUIREMENTS.................................11
   Section 4.2       INDEMNITY..............................................11
   Section 4.3       WAIVER OF SUBROGATION..................................12
ARTICLE 5...................................................................12
   Section 5.1       TERMINATION BY OWNER...................................12
   Section 5.2       TERMINATION BY DEVELOPER...............................13
   Section 5.3       ADDITIONAL REMEDIES....................................13
ARTICLE 6...................................................................13
   Section 6.1       DEVELOPER'S DUTIES.....................................13
   Section 6.2       OWNER'S DUTIES.........................................13
ARTICLE 7...................................................................14
   Section 7.1       DEVELOPER'S REPRESENTATIONS AND WARRANTIES.............14
   Section 7.2       OWNER'S REPRESENTATIONS AND WARRANTIES.................14

ARTICLE 8...................................................................15
   Section 8.1       NOTICES................................................15
   Section 8.2       ASSIGNMENT.............................................15
   Section 8.3       LENDER REQUIREMENTS....................................15
   Section 8.4       WAIVER OF LIEN CLAIMS..................................15
   Section 8.5       FORCE MAJEURE EVENTS...................................15
   Section 8.6       GOVERNING LAW..........................................16
   Section 8.7       TIME OF ESSENCE........................................16
   Section 8.8       AMENDMENTS TO AGREEMENT................................16
   Section 8.9       ENTIRETIES, BENEFICIARIES..............................16

                             DEVELOPMENT MANAGEMENT
                                    AGREEMENT

        This Development Management Agreement ("AGREEMENT") is made to be effective as of March __, 2005, by and between Behringer Harvard NORTHWEST HIGHWAY LP, a Texas limited partnership ("OWNER"), and MHC HOMEAMERICA, INC., a Texas corporation ("DEVELOPER"), as follows:


                                    ARTICLE 1
                              APPOINTMENT AND TERM

        Section 1.1 APPOINTMENT. Owner engages Developer to manage and coordinate the development on the property described in EXHIBIT A hereto (the "PROPERTY" and together with any improvements located or to be located thereon, the "PROJECT").

        Section 1.2 DESCRIPTION OF PROJECT. It is currently anticipated that the Project will be developed as a residential subdivision containing a minimum of 19 lots.

        Section 1.3 COMMENCEMENT OF CONSTRUCTION. At such time as Owner elects to commence construction of the Project, Owner will give notice thereof to Developer.

        Section 1.4 TERM. Developer shall manage the development of the Project as herein specified until Completion (as hereinafter defined) of the Project; provided, however, if any remedial work to be performed by the General Contractor (as hereafter defined) following the Completion of the Project has not been completed, the term of this Agreement shall be extended until the date on which any remedial work required to be performed by the General Contractor following completion of the Project shall be so performed and accepted by Owner.

        Section 1.5 INDEPENDENT CONTRACTOR. Owner employs Developer as an independent contractor to develop the Project. Developer shall be responsible for developing the Project in accordance with the standards set forth in this Agreement. Developer's authority to act on behalf of Owner is strictly limited to that expressly delegated herein. Developer represents and warrants that (a) it has all the requisite licenses and other approvals required by law to carry out its duties hereunder or (b) it will effect the services requiring such licenses through duly licensed agents and subcontractors who have all requisite licenses and authority to carry out such services.

                                    ARTICLE 2
                                   DEVELOPMENT

        Section 2.1 APPOINTMENT OF DEVELOPER AS DEVELOPER. Owner engages Developer to perform, and delegates to Developer the right and obligation to carry out, on behalf and for the account of Owner, all development and construction management services for the Project as required by, and subject to, the terms and conditions of this Agreement.

        Section 2.2 ACCEPTANCE BY DEVELOPER. Developer accepts such engagement and agrees to perform such services on behalf of and for the account of Owner as required by, and subject to, the terms and conditions of this Agreement. Developer agrees to diligently use commercially reasonable efforts in the performance of its duties hereunder, which performance in all respects and at all times shall be carried out to the same extent and with the same degree of care and quality as the Developer would exercise in the conduct of its own affairs if the Developer were the owner of the Project. Developer agrees to apply prudent and reasonable business practices in the performance of its duties hereunder and shall exercise that degree of skill, competence, quality and professional care rendered by the leading and most reputable companies performing the same or similar type services for first-class quality residential subdivisions in the metropolitan Dallas, Texas, area. Developer will not subcontract any of its services to any other entity or person (other than the General Contractor) without first obtaining Owner's prior written consent. Subject to the other provisions of this Agreement, Developer, on behalf of Owner, shall manage and coordinate the development of the Project in accordance with the Plat and the Development Budget (as each such term is defined below) in a good and workmanlike manner and in accordance with the standards of professional care applicable to such services.

        Section 2.3 PRE-CONSTRUCTION DUTIES. The initial objectives of the parties are to prepare a general development plan for the Project, cause the preparation of plans and specifications for the Project, and formulate a budget for the Project.

        (a) Attached hereto as EXHIBIT B is a preliminary plat for the Project that has been approved by Owner (the "PLAT"). Developer shall be responsible for obtaining final approval of the Plat from the City of Dallas.

        (b) Attached hereto as EXHIBIT C is a development budget for the Project that has been approved by Owner (the "DEVELOPMENT BUDGET").

        (c) Developer shall prepare and compile all necessary data for the construction of the Project, including without limitation, site information, schedules, drawings and renderings. Such items shall be delivered to Owner upon request.

        Section 2.4 OTHER SERVICES. Developer shall also provide the following services during the period prior to commencement of construction of the Project:

        (a) Interview, negotiate with, and, if required by this Agreement, after consultation with and approval of Owner, engage any necessary design and development consultants (the "CONSULTANTS") for the Project, including, if and as appropriate, architects and civil engineers.

        (b)     Manage and coordinate the Consultants regarding the Project.

        (c) Initiate the planning and coordinate with Owner the receipt of all necessary public and private approvals for the Project, including the approval of the Plat and all other city planning, applicable building codes, public works, any applicable architectural review committee, and building permit approvals. Coordinate, with reliance on the Consultants, satisfaction of all laws and regulations affecting the Project, including, without limitation, all environmental laws.

        (d) Provide Owner with a monthly progress report at the end of each month detailing the amount of work on the Project which has been completed in relation to the schedule for the Project (the "PROJECT SCHEDULE"). Attached hereto as EXHIBIT D is a Project Schedule that has been approved by Owner.

        (e) Provide business administration and supervision consistent with good construction practices and as may be required for the Project; cause budget draw projections and schedules for the purchase and delivery of all materials for the Project to be prepared and furnished to Owner.

        Section 2.5 CONSTRUCTION. Developer will select a contractor reasonably satisfactory to Owner to serve as the general contractor for the Project (the "GENERAL CONTRACTOR"). Developer shall negotiate the contract with the General Contractor for the Project (the "CONSTRUCTION CONTRACT"), which shall be subject to the review and approval of Owner. Developer shall, if requested by Owner, require the General Contractor to provide performance and/or payment bonds. Developer shall not make any material amendments to the terms of the Construction Contract or approve any material change orders without the prior written approval of Owner in each instance.

        Section 2.6 PROJECT ADMINISTRATION. During construction of the Project, with due reliance upon and assistance from any Consultants, Developer shall exercise general management of the Project team and in connection therewith shall, without limiting the generality of the foregoing, perform the following duties in respect of the Project:

        (a) Provide direction to the General Contractor on behalf of Owner in matters requiring such direction per the terms of the Construction Contract.

        (b) Appoint management and support staff to inspect the manner and progress of the construction of the Project;

        (c) Make regular visits to the Project site to inspect the work and check on the progress of construction with the General Contractor. Developer shall submit to Owner a progress report no less frequently than once each week detailing the status of the Project.

        (d) Review and evaluate all invoices and payment applications from the General Contractor and any Consultants against actual progress to determine whether the amount claimed as the percent complete is accurate. Developer shall certify the amounts due the General Contractor and Consultants. Developer may certify, modify or withhold certification for payment, and shall require necessary revisions to such invoices. Developer will submit certified

Project invoices to the Owner for review and approval along with a report summarizing the status of payments to the General Contractor and the construction costs of the Project. The Developer's certification for payment shall constitute a representation to Owner, based on the Developer's determinations at the site and on the data comprising the General Contractor's invoices, that, to the best of the Developer's knowledge, information and belief, the work has progressed to the point indicated and, except as stated in the certification for payment, the quality of the work is in accordance with the construction documents.

        (e) Use commercially reasonable efforts to obtain from the General Contractor all required lien waivers and all other documentation as provided for herein or in the Construction Contract.

        (f) Assist in preparing such reports as may be reasonably required for the use of any public agency on the progress of construction.

        (g)     Maintain construction cost reporting for the Project.

        (h) Coordinate the installation of the utilities with the appropriate utility companies.

        (i) Hold regular meetings to be attended by representatives of the General Contractor, Consultants, subcontractors and other key parties, and such special meetings as requested or required, and record and distribute minutes and decisions.

        (j) Establish a periodic reporting system that covers major operations, cost, schedule, and marketing aspects of the Project, including:

                        (i) COST STATUS - a monthly cost status report for each major cost item in the Project, employing a format acceptable to Owner and tracking budget, estimate, amount contracted, change orders and estimated cost to complete.

                        (ii) PAYMENTS STATUS - a monthly payments status report for each major cost item in the Project employing a format acceptable to Owner and track payments made and amounts yet to be paid and project monthly cash requirements and update projections periodically.

                        (iii) MARKETING STATUS - a monthly report that reflects the status of all lot sales activity, including a report on the status of each contract and a comparison of actual sales numbers with projections.

        (k) Review (and cause the appropriate Consultants to review) all applicable building codes, environmental, zoning and land use laws and other applicable local, state and federal laws, regulations and ordinances concerning the development, use and operation of the Project or any portion thereof. Developer shall make application for and seek to obtain and keep in full force and effect all necessary governmental approvals and permits, and shall endeavor to perform such acts as shall be reasonably necessary to effect compliance by Owner with all laws, rules, ordinances, statutes, and regulations of any governmental authority applicable to the Project. Upon receipt of Owner's written request, Developer shall seek to obtain any variances or rezoning of such portion of the Land as are necessary or appropriate to cause the Project to be in compliance with applicable codes, laws, regulations and ordinances. Such services shall be performed at Developer's own cost and expense, except that all out-of-pocket costs and costs of attorneys and consultants incurred in any such efforts shall be borne by Owner. Developer shall coordinate and establish agreements with all necessary government agencies and utilities.

        (l) Establish and maintain a central file for all design, construction, and related contractual documents, including contracts, purchase orders and change orders.

        (m) Receive and confer with Owner regarding response to all notices, claims and pertinent correspondence, and provide Owner with copies of warranties, guarantees, operating manuals and a set of as-built drawings at Completion of the Project.

        (n) Make payment each month of expenditures authorized in the Development Budget, to the extent funds are made available therefor by Owner.

        (o) Perform such other additional development management functions as are commercially appropriate to accomplish the orderly and proper construction of the Project in accordance with the Plat, Development Budget and Project Schedule.

        Section 2.7 LIMITATION ON EXPENDITURES. Except for expenditures made and obligations incurred in accordance with the approved Development Budget for the Project, or otherwise approved in writing in advance by Owner, Developer shall not have the power or authority to make any expenditure or incur any expense or obligation on behalf of Owner in connection with development of the Project, except in the face of an emergency affecting the safety of persons or property in connection with the Project, and then only to the extent reasonably necessary during the period of such emergency.

        Section 2.8 DEEMED APPROVAL BY OWNER. Whenever Developer shall be required under the terms of this Agreement to obtain the approval of Owner with respect to a matter, Owner shall be deemed to have approved such matter if Owner fails to send Developer notice of Owner's disapproval of such matter within ten
(10) business days after Developer submits such matter to Owner for consideration.

        Section 2.9 EMPLOYEES. Developer shall have in its employ at all times a sufficient number of capable employees to enable Developer to perform its duties hereunder. The individuals designated by Developer to be dedicated to the Project and who shall be principally responsible for performing the development management functions set forth in this Agreement shall be subject to the reasonable approval of Owner. Owner hereby acknowledges its approval of the following individuals as development managers principally responsible for performing the development management functions set forth herein: David Carruth (the President of Developer) and Paul Nothern (the Vice President of Developer). Any substitute development manager shall also be subject to the reasonable approval of Owner. All persons, other than independent contractors, employed by Developer in the performance of its responsibilities hereunder shall be exclusively controlled by and shall be the employees of Developer and not of the Owner, and Owner shall have no liability, responsibility or authority with respect thereto.

        Section 2.10 FUNDS FOR CONSTRUCTION. Owner shall provide all funds necessary for the development of the Project, including all funds necessary to pay approved Project costs, taxes and insurance premiums. The bank account for the Project shall be in the name of Owner, and Owner shall issue all checks to pay invoices for approved Project costs, taxes, insurance premiums and other expenses.

        Section 2.11 OWNERSHIP OF INFORMATION AND MATERIALS. Owner shall have the right to use, without further compensation to Developer, all written data and information generated by or for Developer in connection with the Project or supplied to Developer by Owner or Owner's contractors or agents, and all drawings, plans, books, records, contracts, agreements and all other documents and writings in its possession relating to its services or the Project. Such data and information shall at all times be the property of Owner. Developer agrees, for itself and all persons retained or employed by Developer in performing its services, to hold in confidence and not to use or disclose to others any confidential or proprietary information of Owner which is heretofore or hereafter disclosed to Developer or any such persons and which is designated by Owner as confidential and proprietary, including but not limited to any proprietary or confidential data, information, plans, programs, plants, processes, equipment, costs, operations, tenants or customers which may come within the knowledge of Developer or any such persons in the performance of, or as a result of, its services, except where (a) Owner specifically authorizes Developer to disclose any of the foregoing to others or such disclosure reasonably results from the performance of Developer's duties hereunder, or (b) such written data or information shall have theretofore been made publicly available by parties other than Developer or any such persons, or (c) Developer is required by law to disclose such information (provided that in such case Developer shall give Owner prior notice of the request for disclosure and shall cooperate with Owner in obtaining a protective order or other remedy at Owner's expense).

        Section 2.12    COMPLETION.

        (a) For purposes of this Agreement, the "COMPLETION" of the Project shall be deemed to have occurred on such date as all the following conditions are fulfilled:

                        (i) All of the lots are completed and ready for residential construction (i.e., fully improved, with all streets and utilities in place and ready for the issuance of building permits);

                        (ii) Owner has been delivered a true and correct copy of an affidavit of the General Contractor confirming that (A) the General Contractor has been paid in full for all work relating to the Project performed through the date of the affidavit; (B) the General Contractor has paid all subcontractors, suppliers and other vendors for all amounts due through the date of the affidavit; and (C) the work on the Project through the date of the affidavit has been performed in substantial accordance with the approved plans and specifications for the Project;

                        (iii) Owner has received final lien waivers and releases from the General Contractor and all Consultants and subcontractors who worked on the Project on a form to be reasonably approved by Owner, which among other things waives and releases all lien rights and any claims the General Contractor and such other parties may have with respect to the Owner or the Project and related improvements;

                        (iv) Developer has delivered to Owner, at the expense of Owner, an abstractor's certificate showing that there are no mechanics' or materialmen's liens affecting the Project; and

                        (v) Developer has otherwise complied with the provisions of this Agreement relative to the Project.

        (b) Notwithstanding anything contained herein to the contrary, if a condition to Completion set forth in Section 2.13(a) above remains unfulfilled by reason of the failure of Owner to fund Project Costs in a timely manner or the failure of Owner otherwise to comply with the terms of this Agreement, then such condition shall, at the option of Developer, not be regarded as a condition to Completion.


                                    ARTICLE 3
                                  COMPENSATION

        Section 3.1 DEVELOPMENT FEE. For all services rendered in connection with the development of the Project pursuant to Article 2, Developer shall be paid a fee (the "DEVELOPMENT FEE") in the total amount of $66,000, which Development Fee shall be payable in twelve (12) equal monthly installments of $5,500 each, commencing on the date Owner acquires title to the Property and continuing on the tenth (10th) day of each calendar month thereafter until the expiration of twelve (12) months after date of acquisition of the Property. In the event all of the lots are completed and conveyed prior to the expiration of such twelve (12) month period, then the remaining balance of the Development Fee shall be payable in a lump sum at the closing of the conveyance of the final lot. Notwithstanding anything contained herein to the contrary, no further installments of the Development Fee shall be payable if Developer is no longer diligently and actively pursuing the completion of the Project or if Developer is otherwise in default under this Agreement. The Development Fee shall be Developer's full and complete compensation for the performance of duties, services, efforts and/or activities in connection with the development of the Project, whether or not enumerated in Article 2. Developer shall not be entitled to payment for or reimbursement of any costs or expenses incurred in the performance of the services under Article 2 or otherwise in connection with the development of the Project, except as expressly set forth in this Agreement.

        Section 3.2 NO OTHER COMPENSATION. Other than the Development Fee, Developer shall be entitled to no compensation under this Agreement, nor will Developer be entitled to any reimbursement of expenses except as expressly set forth in this Agreement. Without limiting the generality of the preceding sentence, it is specifically agreed that Developer will not be entitled to reimbursement for (a) the salary and wages, payroll taxes, insurance, workers' compensation and other benefits of any employees of Developer; (b) the cost of forms, papers, ledgers and other supplies and equipment used in the Developer's office; (c) the cost of electronic data processing or computer services that Developer may elect to incur in the performance its duties under this Agreement;
(d) the cost of office equipment acquired by Developer to enable it to perform its duties hereunder; (e) the cost of advances made to employees of Developer and cost of travel and lodging by Developer's employees and agents.

                                    ARTICLE 4
                             INSURANCE AND INDEMNITY

        Section 4.1 INSURANCE REQUIREMENTS. Throughout the term of this Agreement, insurance with respect to the Project shall be carried and maintained in force in accordance with the provisions contained in EXHIBIT E attached hereto and made a part hereof, with the premiums and other costs and expenses for such required insurance to be borne as provided in EXHIBIT E.

        Section 4.2 INDEMNITY. Subject to Section 4.3, Developer agrees to indemnify, defend and hold Owner harmless from and against any and all costs, expenses, attorneys' fees, suits, liabilities, damages, or claims for damages, in any way relating to the management of the Project by Developer arising out of or in connection with the negligence or willful misconduct of Developer or Developer's failure or refusal to comply with or abide by or perform its obligations set forth in this Agreement. Subject to Section 4.3, Owner shall indemnify, defend and hold Developer harmless from and against all costs, expenses, attorneys' fees, suits, liabilities, damages, or claims for damages arising out of or in connection with the negligence or willful misconduct of Owner or Owner's failure or refusal to comply with or abide by or perform its obligations set forth in this Agreement. The indemnities set forth in this
Section 4.2 shall survive the termination of this Agreement, but shall lapse and be of no further effect unless a claim is made thereunder in a court of competent jurisdiction within the applicable period of limitations provided under Texas law.

        Section 4.3 WAIVER OF SUBROGATION. Owner, on behalf of itself and its insurers, waives its rights of recovery against Developer or Developer's partners and their respective officers, directors and employees, for damages sustained by Owner as a result of any damage to any property arising from any risk or peril generally covered or coverable by any insurance policy actually carried by or required to be carried by Owner pursuant to the terms of this Agreement, regardless of cause, including negligence; and Owner agrees that no party shall have any such right of recovery by way of subrogation or assignment. Developer, on behalf of itself and its insurers, waives its rights of recovery against Owner and Owner's partners and their respective officers, directors and employees, for damages sustained by Developer as a result of any damage to any property arising from any risk or peril generally covered or coverable by any insurance policy actually carried by or required to be carried by Developer pursuant to the terms of this Agreement, regardless of cause, including negligence; and Developer agrees that no party shall have any such right of recovery by way of subrogation or assignment. Owner and Developer shall each notify their respective insurance carriers of the mutual waivers herein contained and shall cause their respective insurance policies required hereunder to be endorsed, if necessary, to prevent any invalidation of coverage as a result of the mutual waivers herein contained.

                                   ARTICLE 5.
                                   TERMINATION

        Section 5.1 TERMINATION BY OWNER. Owner may terminate this Agreement if one or more of the following events shall occur:

        (a) the filing by Developer of a voluntary petition in bankruptcy, the filing by a creditor of an involuntary petition in bankruptcy which is not dismissed within sixty (60) days, the adjudication of Developer as bankrupt or insolvent, the filing by Developer of any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, assignment for the benefit of creditors, or similar relief for debtors;

        (b) a failure by Developer to pay any amounts or monetary obligations due and owing to Owner which is not cured within five (5) business days following receipt of written notice by Owner specifying such default;

        (c) a material default by Developer under this Agreement that is not cured within thirty (30) days following receipt of written notice from Owner specifying the default; provided, however, that if such default cannot be cured within such thirty (30) day period through the use of diligent efforts, such period shall be extended for an additional thirty (30) days; provided, further, that if Developer promptly commences such cure and thereafter diligently prosecutes such cure but is unable to complete such cure within the aforesaid two thirty (30) day periods, Developer shall be afforded an additional thirty
(30) days to complete such cure.

        Section 5.2 TERMINATION BY DEVELOPER. Developer may terminate this Agreement if one or more of the following events shall occur:

        (a) the filing by Owner of a voluntary petition in bankruptcy, the filing by a creditor of an involuntary petition in bankruptcy which is not dismissed within sixty (60) days, the adjudication of Owner as bankrupt or insolvent, the filing by Owner of any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, assignment for the benefit of creditors, or similar relief for debtors;

        (b) a failure by Owner to pay any amounts or monetary obligations due and owing to Developer which is not cured within five (5) business days following receipt of written notice by Developer specifying such default;

        (c) a material default by Owner under this Agreement that is not cured within thirty (30) days following receipt of written notice from Developer specifying the default; provided, however, that if such default cannot be cured within such thirty (30 day period through the use of diligent efforts, such period shall be extended for an additional thirty (30) days; provided, further, that if Owner promptly commences such cure and thereafter diligently prosecutes such cure but is unable to complete such cure within the aforesaid two thirty
(30) day periods, Owner shall be afforded an additional thirty (30) days to complete such cure.

        Section 5.3 ADDITIONAL REMEDIES. If either party defaults in performance of any of its obligations hereunder and such default continues beyond the applicable notice and cure periods as set forth in Section 5.1, then the non-defaulting party may pursue all other rights, remedies and recourses available at law. Enforcement of the provisions of this Article 5 shall not diminish Developer's obligations under Article 6.


                                    ARTICLE 6
                      DUTIES UPON TERMINATION OR EXPIRATION

        Section 6.1 DEVELOPER'S DUTIES. Upon termination or expiration of this Agreement, Developer shall, within five (5) business days thereafter, deliver to Owner complete copies of all books and records maintained by Developer for the Project.

        Section 6.2 OWNER'S DUTIES. Owner shall compensate Developer for all fees earned hereunder through the date of termination promptly following the delivery of the information called for in Section 6.1, subject to any claims Owner may have arising out of Developer's default in performance hereunder.


                                    ARTICLE 7
                         REPRESENTATIONS AND WARRANTIES

        Section 7.1 DEVELOPER'S REPRESENTATIONS AND WARRANTIES. Developer hereby represents and warrants to Owner as of the date hereof as follows:

        (a) Developer is duly organized, validly existing and in good standing under the laws of the State of Texas, and is authorized to conduct business in the State of Texas. Developer has full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Developer enforceable in accordance with its terms, subject to creditor's rights, bankruptcy and any other equitable principles. The execution and delivery of this Agreement by the party signing on behalf of Developer has been duly authorized. No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement.

        (b) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder on the part of Developer do not and will not conflict with or result in the breach of any material terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the assets of Developer by reason of the terms of any contract, mortgage, lien, lease, agreement, indenture, instrument or judgment to which Developer is a party or which is or purports to be binding upon Developer or which otherwise affects Developer, or which otherwise will not be discharged, assumed or released. No action by any federal, state or municipal or other governmental department, commission, board, bureau or instrumentality is necessary to make this Agreement a valid instrument binding upon Developer in accordance with its terms.

        (c) There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debtor relief laws contemplated or filed by Developer or pending against Developer.

        Section 7.2 OWNER'S REPRESENTATIONS AND WARRANTIES. Owner hereby represents and warrants to Developer as of the date hereof:

        (a) Owner is duly organized, validly existing and in good standing under the laws of the State of Texas, and is authorized to conduct business in the State of Texas. Owner has full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Owner enforceable in accordance with its terms, subject to creditor's rights, bankruptcy and any other equitable principles. The execution and delivery of this Agreement by the party signing on behalf of Owner has been duly authorized. No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement.

        (b) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder on the part of Owner do not and will not conflict with or result in the breach of any material terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the assets of the Owner by reason of the terms of any contract, mortgage, lien, lease, agreement, indenture, instrument or judgment to which Owner is a party or which is or purports to be binding upon Owner or which otherwise affects Owner, or which otherwise will not be discharged, assumed or released. No action by any federal, state or municipal or other governmental department, commission, board, bureau or instrumentality is necessary to make this Agreement a valid instrument binding upon Owner in accordance with its terms.

        (c) There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debtor relief laws contemplated or filed by Owner or pending against Owner.


                                    ARTICLE 8
                            MISCELLANEOUS PROVISIONS

        Section 8.1 NOTICES. All notices given hereunder shall be made in writing and given to the addressee at the address specified on the signature pages hereof. Notices may be given by certified mail, return receipt requested, by hand delivery, or by facsimile transfer and shall be effective upon receipt at the address of the addressee.

        Section 8.2 ASSIGNMENT. Developer may not assign its rights nor delegate its duties hereunder without the prior written consent of Owner. Owner shall have the right to assign its rights and duties under this Agreement without the consent of Developer.

        Section 8.3 LENDER REQUIREMENTS. Developer agrees to execute such commercially reasonable documents as may be required by any lender financing the acquisition or construction of the Project. In addition, Developer agrees to conform its general policies and procedures to any commercially reasonable requirements of any lender providing financing for the acquisition or construction of the Project.

        Section 8.4 WAIVER OF LIEN CLAIMS. Developer hereby waives any and all rights it may now or hereafer have to assert a lien (whether constitutional, statutory, conferred by common law or arising in any other manner) against the Project or any part thereof.

        Section 8.5 FORCE MAJEURE EVENTS. Except for obligations regarding the payment of money and the maintenance of insurance, whenever a period of time is herein prescribed for action to be taken by Owner or Developer, neither party shall be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to Force Majeure Events. For purposes hereof, "FORCE MAJEURE EVENTS" shall consist of inclement weather (including tornado, hurricane or other high winds), abnormal weather patterns, acts (or the failure to act) by the other party to this Agreement, inability to obtain labor or materials or reasonable substitutes therefor, unforeseeable subsurface conditions, uncontrollable delay in issuance of permits, changes in governmental laws, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of Developer or Owner. The party seeking to excuse delay in performance by reason of a Force Majeure Event must, no later than the tenth (10th) day of the calendar month immediately following the calendar month in which such Force Majeure Event occurs, notify the other party thereof in writing, and of the cause or causes thereof.

        Section 8.6 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Texas.

        Section 8.7 TIME OF ESSENCE. Time is of the essence of this Agreement.

        Section 8.8 AMENDMENTS TO AGREEMENT. Reference is made to Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership ("BH FUND"), and that certain Amended and Restated Agreement of Limited Partnership of Behringer Harvard Short-Term Opportunity Fund I LP dated as of September 15, 2003 (together with all amendments thereto, the "BH FUND AGREEMENT") in respect of BH Fund. BH Fund owns interests in Owner. Notwithstanding anything contained herein to the contrary, in the event that legal counsel for BH Fund reasonably determines that an amendment to this Agreement is necessary or advisable in order for this Agreement to comply with applicable securities laws, the BH Fund Agreement, or NASAA Guidelines (as such term is defined in the BH Fund Agreement), then Owner and Developer shall, within ten (10) days after request from BH Fund, execute such an amendment; provided, however, that no such amendment may reduce the economic benefits conferred upon a party by this Agreement without the prior written consent of such party.

        Section 8.9 ENTIRETIES, BENEFICIARIES. This Agreement represents the entire Agreement between Owner and Developer with regard to management of the Project and all prior agreements are superseded hereby. This Agreement is for the sole benefit of Owner and Developer and no other party is benefited hereby. This Agreement creates contractual rights only between Owner and Developer, and Developer has no lien rights in or to the Project.

                            [SIGNATURE PAGE FOLLOWS]

        Executed effective as of the date written above.

                        OWNER:

                        Behringer Harvard NORTHWEST HIGHWAY LP,
                        a Texas limited partnership

                        By: Behringer Harvard Northwest Highway GP, LLC, a Texas
                            limited liability company, its General Partner

                                By:_____________________________________________
                                Name:___________________________________________
                                Title:__________________________________________

                                Address:   15601 Dallas Parkway, Suite 600
                                           Addison, Texas  75001
                                           Attn: Jon Dooley


                        MANAGER:

                        MHC HOMEAMERICA, INC., a Texas corporation


                        By:_____________________________________________________
                        Name:___________________________________________________
                        Title:__________________________________________________


                                Address:   5956 Sherry Lane, Suite 1000
                                           Dallas, Texas  75225
                                           Attn:  David Carruth and Paul Nothern

                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION

                                    EXHIBIT B
                                    ---------

                                      PLAT

                                    EXHIBIT C
                                    ---------

                               DEVELOPMENT BUDGET

                                    EXHIBIT D
                                    ---------

                                PROJECT SCHEDULE

                                    EXHIBIT E
                                    ---------

                             INSURANCE REQUIREMENTS

I. OWNER'S INSURANCE REQUIREMENTS. Throughout the term of this Agreement Owner shall carry or cause to be carried and maintain in force insurance described in paragraphs A and B below. The cost of such policies shall be at the sole cost and expense of Owner.

        A. BUILDER'S RISK. Only if available and if required by the construction lender for the Project, an "All Risk" builder's risk policy including coverage for collapse, flood, earthquake and installation risks written on a completed value basis in an amount not less than total replacement value of the Project under construction (less the value of such portions of the Project as are uninsurable under the policy, i.e., site preparation, grading, paving, streets, etc., excepting, however, foundations and other undersurface installations subject to collapse or damage by other insured perils).

        B. COMMERCIAL GENERAL LIABILITY AND AUTOMOBILE LIABILITY. This policy (or policies) shall be written at a total limit of no less than $2,000,000 per occurrence and $5,000,000 Aggregate.

II. DEVELOPER'S INSURANCE REQUIREMENTS. During the term of this Agreement, Developer agrees to carry and maintain in force, at Developer's sole cost and expense, Worker's Compensation and Employer's Liability insurance (if Developer has any employees).

III. INSURANCE REQUIREMENTS FOR ARCHITECTS AND ENGINEERS. Developer shall require any architect or engineering firm employed by Owner to carry Professional Liability Insurance in an amount not less than $500,000 per occurrence.

IV. INSURANCE REQUIREMENTS FOR ALL CONTRACTORS AND THIRD PARTY SERVICES. The General Contractor and all other parties furnishing service to Owner and/or Developer must provide Developer prior to commencing work, evidence of the following minimum insurance requirements. In no way do these minimum requirements limit the liability assumed elsewhere in this Development
Agreement:

        A.      Worker's Compensation and Employers Liability.

        B. Commercial General Liability with the following minimum limits of liability: (i) Bodily Injury $500,000 each occurrence, $500,000 aggregate;
(ii) Property Damage $100,000 each occurrence, $1,000,000 aggregate.

        C.      Comprehensive Automobile Liability, with the following limits of
Liability: (i) Bodily Injury $1,000,000 each person, $1,000,000 each occurrence;
(ii) Property damage $1,000,000 each occurrence.

        D. Umbrella Liability, with limits of not less than $2,000,000 per occurrence/$2,000,000 aggregate.

V.      ADDITIONAL REQUIREMENTS.

        A. The General Contractor shall require the same minimum insurance requirements, as listed above, of all material subcontractors, and these subcontractors shall also comply with the additional requirements listed below.

        B. All insurance coverages required as herein set forth, shall be at the sole cost and expense of contractor, subcontractor, or those providing third party services, and deductibles shall be assumed by, for the account of, and at their sole risk.

        C. Except where prohibited by law, all insurance policies shall contain provisions that the insurance companies waive the rights of recovery or subrogation against Owner and Developer, their agents, servants, invitees, employees, tenants, affiliated companies, contractors, subcontractors, and their insurers.

        D. Developer shall be completely responsible for reporting to the appropriate insurance carriers and/or their agents all accidents involving injury to employees of any contractor, any member of the public or property damages, provided that Developer receives a report from the General Contractor regarding such accident or otherwise becomes aware of such accident.